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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2003

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


          Bermuda                     000-49887                 980363970
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                               N/A
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (246) 421-9471

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS.

        (c)  Exhibits

        Exhibit No.            Description
        -----------            -----------
           99.1                Press Release issued by Nabors Industries Ltd. on
                               April 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE

                In accordance with SEC Release No. 33-8216, Nabors Industries Ltd., a Bermuda corporation (the "Company"), is furnishing this Current Report on Form 8-K to report information pursuant to Item 12 - Disclosure of Results of Operations and Financial Condition of Form 8-K.

                On April 29, 2003, the Company issued a press release announcing its results of operations for the first quarter ended March 31, 2003. A copy of that release is furnished herewith as Exhibit 99.1.

                The Company has presented its adjusted cash flows derived from operating activities for the quarter in the earnings release, which is a "non-GAAP" financial measure under Regulation G. The components of adjusted cash flows derived from operating activities are computed by using amounts which are determined in accordance with GAAP. Adjusted cash flows derived from operating activities is computed by: subtracting direct costs and general and administrative expenses from Operating revenues and then adding Earnings from unconsolidated affiliates. As part of our press release information we have provided a reconciliation of adjusted cash flows derived from operating activities to net cash provided by operating activities, which is its nearest comparable GAAP financial measure.

                The Company also presented its adjusted income derived from operating activities for the quarter in the earnings release, which is a "non-GAAP" financial measure under Regulation G. The components of adjusted income derived from operating activities are computed by using amounts which are determined in accordance with GAAP. Adjusted income derived from operating activities is computed by: subtracting direct costs, general and administrative expenses, and depreciation and amortization expense from Operating revenues and then adding Earnings from unconsolidated affiliates. As part of our press release information we have provided a reconciliation of adjusted income derived from operating activities to consolidated income before income taxes, which is its nearest comparable GAAP financial measure.

                The Company included its adjusted cash flows derived from operating activities and adjusted income derived from operating activities in the release because management evaluates the performance of its business units and the consolidated Company based on several criteria, including adjusted cash flows derived from operating activities and adjusted income derived from operating activities, and because it believes these financial measures are an accurate reflection of the ongoing profitability of the Company.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NABORS INDUSTRIES LTD.


Date: April 29, 2003                        By: /s/ BRUCE P. KOCH
                                               ---------------------------------
                                               Bruce P. Koch
                                               Vice President & Chief Financial
                                                 Officer



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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

99.1                    Press Release issued by Nabors Industries Ltd. on April
                        29, 2003.